Exhibit 99.1


                    CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of AEI Real Estate Fund XV Limited Partnership (the "Partnership") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
P. Johnson, President of AEI Fund Management 86-A, Inc., the Managing General Partner of the Partnership, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   The  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Partnership.


                              /s/Robert P Johnson
                                 Robert P. Johnson, President
                                 AEI Fund Management 86-A, Inc.
                                 Managing General Partner
                                 May 12, 2003